UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of Earliest Event Reported):
August 13, 2007
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THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	No. 001-14965 (Commission File Number)	No. 13-4019460 (I.R.S. Employer Identification No.)
85 Broad Street New York, New York (Address of principal executive offices)	10004 (Zip Code)

(Registrant’s telephone number, including area code):  (212) 902-1000

Not applicable
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURE

PRESS RELEASE

Item 8.01 Other Events

A copy of a press release issued by The Goldman Sachs Group, Inc. is attached as exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as part of this Report on Form 8-K:

99.1    Press release of the Registrant dated August 13, 2007.

 SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2007

THE GOLDMAN SACHS GROUP, INC. (Registrant)

By:	/s/ Gregory K. Palm
Name: Gregory K. Palm
Title: Executive Vice President and General Counsel